UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 21, 2011

Wells Real Estate Fund XIV, L.P.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-50647	01-0748981
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 449-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

Disposition of 150 Apollo Drive

On July 21, 2011, Wells Real Estate Fund XIV, L.P. (the “Registrant”), sold a three-story office building containing approximately 80,000 rentable square feet located in Chelmsford, Massachusetts (“150 Apollo Drive”) to Farley White Apollo LLC, an unaffiliated third party, for a gross sales price of $9,875,000, excluding closing costs. The Registrant owned 100% of 150 Apollo Drive.

As a result of the sale, the Registrant received net sale proceeds of approximately $9,558,000. In the second quarter of 2010, the Registrant recognized an impairment loss on 150 Apollo Drive of approximately $2,460,000 to reduce the carrying value of the property to its estimated fair value as of June 30, 2010. The Registrant recognized a gain on sale of approximately $959,000. The gain on sale may be adjusted should additional information become available in subsequent periods.

Item 9.01.    Financial Statements and Exhibits

(b)    Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1
Pro Forma Balance Sheet as of March 31, 2011	F-2
Pro Forma Statement of Operations for the three months ended March 31, 2011	F-3
Pro Forma Statement of Operations for the year ended December 31, 2010	F-4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XIV, L.P. (Registrant)

By:	WELLS CAPITAL, INC. General Partner

By:	/s/ Randall D. Fretz Randall D. Fretz Senior Vice President

Date: July 26, 2011

WELLS REAL ESTATE FUND XIV, L.P.
(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED
PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XIV, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2010, and in its quarterly report filed on Form 10-Q for the three months ended March 31, 2011.

The following unaudited pro forma balance sheet as of March 31, 2011 has been prepared to give effect to the July 21, 2011 sale of the 150 Apollo Building by the Registrant, as if the disposition and distribution of net sale proceeds therefrom had occurred on March 31, 2011. The Registrant owned 100% of the 150 Apollo Building.

The following unaudited pro forma statements of operations for the three months ended March 31, 2011 and the year ended December 31, 2010 have been prepared to give effect to the sale of the 150 Apollo Building as if the disposition had occurred on January 1, 2010.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the disposition of the 150 Apollo Building had been consummated as of January 1, 2010. Specifically, the accompanying pro forma statements of operations do not include the Registrant's nonrecurring gain or loss on sale that would have been recognized if the aforementioned property sale had occurred on January 1, 2010.

WELLS REAL ESTATE FUND XIV, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET
MARCH 31, 2011
(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Real estate, at cost:
Land	$2,470,930	$(1,913,529)	(b)	$557,401
Building and improvements, less accumulated depreciation of $1,455,105 and $1,377,504 as of March 31, 2011 and December 31, 2010, respectively	6,056,002	(4,733,047)	(c)	1,322,955
Intangible lease assets, less accumulated amortization of $212,410 and $202,132 as of March 31, 2011 and December 31, 2010, respectively	65,093	—		65,093
Total real estate assets	8,592,025	(6,646,576)		1,945,449

Investment in joint venture	4,354,989	—		4,354,989
Cash and cash equivalents	402,194	9,557,657	(d)	9,959,851
Tenant receivables, net of allowance for doubtful accounts of $116,720 and $0 as of March 31, 2011 and December 31, 2010, respectively	837,941	(771,617)	(e)	66,324
Due from joint ventures	163,457	—		163,457
Other assets	89,077	—		89,077
Deferred leasing costs, less accumulated amortization of $162,737 and $118,214 as of March 31, 2011 and December 31, 2010, respectively	1,253,000	(1,250,557)	(f)	2,443
Intangible lease origination costs, less accumulated amortization of $162,387 and $154,530 as of March 31, 2011 and December 31, 2010, respectively	49,764	—		49,764
Total assets	$15,742,447	$888,907		$16,631,354

LIABILITIES AND PARTNERS' CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$59,345	$—		$59,345
Deferred income	77,930	—		77,930
Due to affiliates	8,636	—		8,636
Total liabilities	145,911	—		145,911

Commitments and Contingencies

Partners' capital:
Limited partners:
Class A - 2,648,615 units outstanding	15,595,940	—		15,595,940
Class B - 825,508 units outstanding	—	888,907	(g)	888,907
General partners	596	—		596
Total partners' capital	15,596,536	888,907		16,485,443
Total liabilities and partners' capital	$15,742,447	$888,907		$16,631,354
(a)    Historical financial information is presented in accordance with U.S. generally accepted accounting principles (“GAAP”) and has been obtained from the Registrant's quarterly report on Form 10-Q for the period ended March 31, 2011.
(b)    Reflects the cost of the land of 150 Apollo Drive.
(c)     Reflects the GAAP basis of the building and improvements of 150 Apollo Drive as of March 31, 2011.
(d)     Reflects the Registrant's net proceeds resulting from the sale of 150 Apollo Drive.
(e)     Reflects the deferred rent receivable of 150 Apollo Drive as of March 31, 2011.
(f)     Reflects the unamortized deferred leasing costs of 150 Apollo Drive as of March 31, 2011.
(g)    Reflects the Registrant's pro forma gain from the sale of the 150 Apollo Building. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant's partnership agreement.

WELLS REAL ESTATE FUND XIV, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2011
(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$287,430	$(211,742)	(b)	$75,688
Tenant reimbursements	77,659	(46,972)		30,687
Interest and other income	9	—		9
Total revenues	365,098	(258,714)		106,384
Expenses:
Property operating costs	64,085	(43,597)		20,488
Management and leasing fees:
Related-party	759	(759)	(c)	—
Other	6,300	(6,300)		—
Depreciation	77,601	(68,084)	(d)	9,517
Amortization	47,061	(30,097)	(e)	16,964
Bad debt expense	116,720	—		116,720
General and administrative	81,401	(8,594)		72,807
Total expenses	393,927	(157,431)		236,496

Equity in Income of Joint Venture	88,372	—		88,372
Net Income (Loss)	$59,543	$(101,283)		$(41,740)

Net Income (Loss) Allocated to:
Cash Preferred Limited Partners	$58,947	$(101,283)		$(42,336)
Tax Preferred Limited Partners	$—	$—		$—
General Partners	$596	$—		$596

Net Income (Loss) per Weighted-Average Limited Partner Unit:
Cash Preferred	$0.02	$(0.04)		$(0.02)
Tax Preferred	$0.00	$0.00		$0.00

Weighted-Average Limited Partner Units Outstanding:
Cash Preferred	2,648,615			2,648,615
Tax Preferred	825,508			825,508

(a)	Historical financial information has been obtained from the Registrant's quarterly report on Form 10-Q for the three months ended March 31, 2011.

(b)	Rental income for 150 Apollo Drive is recognized on a straight-line basis.

(c)	Management and leasing fees for 150 Apollo Drive are generally calculated at 4.5% of rental income and tenant reimbursement upon the collection thereof.

(d)
Depreciation expense for 150 Apollo Drive is recognized on a straight-line basis over a 40-year life for building assets, and lives ranging from 5-25 years for building improvements, and the shorter of lease term or economic life for tenant improvement assets.

(e)	Amortization expense for 150 Apollo Drive is recognized on a straight-line basis over the terms of the respective leases to which the corresponding deferred leasing costs relate.

WELLS REAL ESTATE FUND XIV, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$941,102	$(673,777)	(b)	$267,325
Tenant reimbursements	277,816	(168,668)		109,148
Interest and other income	52	—		52
Total revenues	1,218,970	(842,445)		376,525
Expenses:
Property operating costs	318,199	(243,163)		75,036
Management and leasing fees:
Related-party	19,480	(1,030)	(c)	18,450
Other	24,275	(24,275)		—
Depreciation	313,951	(251,489)	(d)	62,462
Amortization	415,616	(348,789)	(e)	66,827
Impairment loss	3,314,032	(2,460,341)		853,691
General and administrative	233,278	(29,888)		203,390
Total expenses	4,638,831	(3,358,975)		1,279,856

Equity in Income of Joint Venture	443,334	—		443,334
Net Income (Loss)	$(2,976,527)	$2,516,530		$(459,997)

Net Income (Loss) Allocated to:
Cash Preferred Limited Partners	$(2,974,464)	$2,516,530		$(457,934)
Tax Preferred Limited Partners	$—	$—		$—
General Partners	$(2,063)	$—		$(2,063)

Net Income (Loss) per Weighted-Average Limited Partner Unit:
Cash Preferred	$(1.12)	$0.95		$(0.17)
Tax Preferred	$0.00	$0.00		$0.00

Weighted-Average Limited Partner Units Outstanding:
Cash Preferred	2,648,615			2,648,615
Tax Preferred	825,508			825,508

(a)	Historical financial information has been obtained from the Registrant's annual report on Form 10-K for the year ended December 31, 2010.

(b)	Rental income for 150 Apollo Drive is recognized on a straight-line basis.

(c)	Management and leasing fees for 150 Apollo Drive are generally calculated at 4.5% of rental income and tenant reimbursement upon the collection thereof.

(d)
Depreciation expense for 150 Apollo Drive is recognized on a straight-line basis over a 40-year life for building assets, and lives ranging from 5-25 years for building improvements, and the shorter of lease term or economic life for tenant improvement assets.

(e)	Amortization expense for 150 Apollo Drive is recognized on a straight-line basis over the terms of the respective leases to which the corresponding deferred leasing costs relate.

F-4